Exhibit 10.37c

                        SECOND AMENDING AGREEMENT TO THE
                         KEYSPAN ENERGY DEVELOPMENT CO.
                   CREDIT AGREEMENT DATED AS OF JULY 29, 1999

                                     AMONG:

                         KEYSPAN ENERGY DEVELOPMENT CO.

                                   as Borrower

                                     - and -

                              ROYAL BANK OF CANADA,
                       THE CHASE MANHATTAN BANK OF CANADA,
                                BANK OF MONTREAL,
                                 BANK ONE CANADA
                          AND ALBERTA TREASURY BRANCHES

                                   as Lenders

                                     - and -

                              ROYAL BANK OF CANADA

                             as Administrative Agent






                                December 15, 2000

      THIS SECOND AMENDING AGREEMENT dated as of the 15th day of December, 2000

AMONG:

               KEYSPAN ENERGY DEVELOPMENT CO., a Nova Scotia unlimited liability company (hereinafter referred to as the "Borrower")

                                                               OF THE FIRST PART

                                     - and -

               ROYAL BANK OF CANADA, THE CHASE MANHATTAN BANK OF CANADA, BANK OF MONTREAL, BANK ONE CANADA AND ALBERTA TREASURY BRANCHES (hereinafter sometimes collectively referred to as the "Lenders")

                                                              OF THE SECOND PART

                                     - and -

               ROYAL BANK OF CANADA, a Canadian chartered bank, as agent of the Lenders hereunder (hereinafter referred to as the "Administrative Agent")

                                                               OF THE THIRD PART

         WHEREAS Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, The Chase Manhattan Bank of Canada, The Toronto-Dominion Bank, Bank of Montreal, Bank One Canada (formerly known as First Chicago NBD Bank Canada), Alberta Treasury Branches and National Bank of Canada as Lenders and Royal Bank of Canada as Administrative Agent entered into a credit agreement dated as of July 29, 1999;

         AND WHEREAS the Borrower, the Lenders and the Administrative Agent entered into a first amending agreement dated as of October 13, 2000 in connection with the Borrower incurring indebtedness of up to Cdn. $125,000,000 for purposes of financing the purchase of Gulf Canada Resources Limited's remaining interest in the Gulf Midstream assets and financing the acquisition, constitution and expansion of gas processing and gathering assets;

         AND WHEREAS the Borrower has requested that the Lenders consent to the Borrower having incurred indebtedness of up to Cdn. $100,000,000 and acquiring certain Subsidiaries in connection with certain reorganizational transactions involving the Borrower and its Subsidiaries;

         AND WHEREAS the Lenders have required that the Borrower, the Lenders and the Administrative Agent enter into this Second Amending Agreement as one of the conditions to the Lenders providing their consent to the Borrower incurring that indebtedness and acquiring those additional Subsidiaries;

         AND WHEREAS the Borrower, the Administrative Agent and the Lenders wish to enter into this Second Amending Agreement to set forth the changes to the Credit Agreement, and to otherwise confirm the provisions of Amended Credit Agreement;

         NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1.       Definitions

         All capitalized terms used in this Second Amending Agreement shall, unless otherwise defined herein, have the meanings herein given to them in the Credit Agreement, and:

         "Amended Credit Agreement" means the Credit Agreement, as amended by this Second Amending Agreement, and as it may hereafter be further amended from time to time.

         "Credit Agreement" means the credit agreement dated as of July 29, 1999 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada and the other financial institutions named therein from time to time as Lenders and Royal Bank of Canada as Administrative Agent, as such agreement was amended by the First Amending Agreement.

         "First Amending Agreement" means the amending agreement dated as of October 13, 2000 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, The Chase Manhattan Bank of Canada, Bank of Montreal, Bank One Canada and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

          "Nicodama" means Nicodama Beheer V B.V., a body corporate existing under the laws of the Netherlands.

         "Novation Agreement" means the novation agreement to be entered into among the Borrower, KS Finance, Nicodama and the Administrative Agent on behalf of the Lenders and pursuant to which Nicodama is to replace KS Finance as the Subordinated Lender under the Subordination Agreement.

         "Second Amending Agreement" means the second amending agreement.

2.       Amendments to Credit Agreement

         Effective as of the date of this Second Amending Agreement, the Credit Agreement is amended as follows:

          (a)  Section 1.1 of the Credit Agreement is hereby amended as follows:

               (i) The definition of "Documents" is hereby amended by replacing the words "the Subordination Agreement" with the words "the Keyspan Luxembourg Subordination Agreement, the Nicodama Subordination Agreement".

               (ii) The  following  definitions  are  hereby  added  immediately following the definition of "Investment":

                    "Keyspan Luxembourg" means Keyspan Luxembourg S.A.R.L., a body corporate existing under the laws of Luxembourg.

                    "Keyspan Luxembourg Subordination Agreement" means the subordination and postponement agreement to be entered into among the Borrower, the Administrative Agent on behalf of the Lenders and Keyspan Luxembourg, substantially in the form annexed hereto as Schedule K, mutatis mutandis.

               (iii)The  definition  of "KS Finance  Loan" is hereby  amended by replacing all of the text that follows the words "(the "Term Loan Agreement")," with the following:

                    "which Term Loan Agreement:

                    (a) was assigned and transferred by Royal Bank of Canada to KS Finance by way of an Assignment and Assumption Agreement entered into among Royal Bank of Canada as assignor, the Borrower and KS Finance as assignee, dated April 27, 1999;

                    (b) was assigned and transferred by KS Finance to Lonfine Properties Limited ("Lonfine") by way of an Assignment and Assumption Agreement entered into among KS Finance as assignor, the Borrower and Lonfine as assignee;

                    (c) was distributed to Keyspan Luxembourg as a result of the liquidation of Lonfine effective December 23, 1999;

                    (d) was assigned and transferred by Keyspan Luxembourg to KS Finance Co. by way of an Assignment and Assumption Agreement entered into among Keyspan Luxembourg as assignor, the Borrower and KS Finance Co. as assignee;

                    (e) was assigned and sold by KS Finance Co. to Keyspan Luxembourg by way of an Assignment and Assumption Agreement entered into between KS Finance Co. as assignor and Keyspan Luxembourg as assignee;

                    (f) was amended and restated by Keyspan Luxembourg and the Borrower effective as of March 15, 2000; and

                    (g) as so amended and restated, was assigned and sold by Keyspan Luxembourg to Nicodama with all of Keyspan Luxembourg's right, title and interest in and to the Term Loan Agreement, as so amended and restated, pursuant to an Assignment and Assumption Agreement dated as of March 15, 2000 entered into among Keyspan Luxembourg as assignor, the Borrower and Nicodama as assignee."

               (iv) The  following  definitions  are  hereby  added  immediately following the definition of "Moody's":

                    "Nicodama" means Nicodama Beheer V B.V., a body corporate existing under the laws of the Netherlands.

                    "Nicodama Subordination Agreement" means the subordination and postponement agreement dated as of July 29, 1999 among the Borrower, the Administrative Agent on behalf of the Lenders and KS Finance, and in respect of which: (i) the Subordinated Indebtedness (as defined therein) has been assigned, transferred and sold, ultimately to Nicodama, through a series of transactions described in the definition of "KS Finance Loan"; and (ii) Nicodama will replace KS Finance as the Subordinated Lender thereunder pursuant to a novation agreement to be entered into among the Borrower, KS Finance, Nicodama and the Administrative Agent on behalf of the Lenders.

               (v)  The  definition  of   "Partnership"  is  hereby  amended  by
                    deleting that definition in its entirety and replacing it with the following:

                    "Partnership" means the general partnership: (i) known as at July 29, 1999 as the Gulf Midstream Services Partnership;
                    (ii) formed December 1, 1998; (iii) the partners of which were then GCRL, the Borrower and GMSL; (iv) now known as the Keyspan Energy Canada Partnership by virtue of a name change made on October 16, 2000; and (v) the partners of which are, as of the date hereof, the Borrower, GMSL (which is now known as Keyspan Energy Canada Inc. as a result of articles of amendment filed on October 16, 2000) and Solex.

               (vi) The definition of "Partnership  Agreement" is hereby amended by deleting the period at the end of the definition and adding the words ", as may be amended from time to time.".

               (vii)The  definition of  "Partnership  Parties" is hereby amended by replacing the words "and GMSL" with the words ", GMSL and Solex".

               (viii) The  definition  of  "Permitted  Indebtedness"  is  hereby
                    amended  by  adding  the  following  paragraph   immediately
                    following paragraph (a):

                    (a.1)Debt   in  the   principal   amount   of  up  to   Cdn.
                         $100,000,000, and all interest thereon, owing to Keyspan Luxembourg and which is fully subordinated to the Obligations pursuant to the Keyspan Luxembourg Subordination Agreement;

               (ix) The  following   definition  is  hereby  added   immediately
                    following the definition of "Security Interest":

                    "Solex" means Solex Production Ltd., a corporation existing under the laws of Alberta.

               (x)  The  definition  of  "Subordination   Agreement"  is  hereby
                    deleted in its entirety.

               (xi) The  definition  of   "Subsidiary"   is  hereby  amended  by
                    replacing the words "and GMSL" in the last line thereof with the words ", GMSL, Solex and TNG Liquids".

               (xii)The  following   definition  is  hereby  added   immediately
                    following the definition of "Termination Event":

                    "TNG Liquids" means TNG Liquids Ltd., a corporation existing under the laws of Alberta.

          (b) Section 8.1(n) of the Credit Agreement is hereby amended by replacing the reference in the third line thereof to "KS Finance" with "Nicodama", and by replacing the words "and (iii)" in the second last line thereof with the following:

                    "(iii)  indebtedness  in the principal  amount of up to Cdn.
                         $100,000,000, and interest thereon, pursuant to a promissory note dated December 1, 2000 granted by the Borrower to Keyspan Luxembourg, and (iv)"

          (c) Section 9.1(j) of the Credit Agreement is hereby amended by replacing the words "(other than the KS Finance Loan)" with the words "(other than the KS Finance Loan and the Debt of the Borrower that is subordinated to the Obligations pursuant to the Keyspan Luxembourg Subordination Agreement)".

          (d)  Section  10.1(n) of the  Credit  Agreement  is hereby  amended by replacing  the  words  "or  the  Guarantee  or the  Subordination
               Agreement" with the words ", the Guarantee, the Nicodama Subordination Agreement or the Keyspan Luxembourg Subordination Agreement,".

3.       Conditions Precedent

         The amendments to the Credit Agreement set forth in Section 2 of this Second Amending Agreement shall not be effective unless the following conditions have been fulfilled to the satisfaction of the Administrative Agent:

          (a) each of the Borrower, KS Finance and Nicodama shall have duly executed and delivered to the Administrative Agent the Novation Agreement, in form and substance satisfactory to the Administrative Agent;

          (b) each of the Borrower and Keyspan Luxembourg shall have duly executed and delivered to the Administrative Agent the Keyspan Luxembourg Subordination Agreement;

          (c) the Administrative Agent shall have received favourable opinions of counsel to the Borrower, Nicodama and Keyspan Luxembourg in form and substance satisfactory to the Administrative Agent or, in the alternative, an undertaking of the Borrower to use its best efforts to cause the delivery of such opinions to the Administrative Agent within 40 days of the date of this Second Amending Agreement;

          (d) the Administrative Agent shall have received from the Guarantor a confirmation of the Guarantee in form and substance satisfactory to the Administrative Agent regarding the amendments to the Credit Agreement set forth in this Second Amending Agreement;

          (e) the Administrative Agent shall have received from the Borrower a certified copy of the Keyspan Luxembourg Credit Agreement (as that term is defined in the Keyspan Luxembourg Subordination Agreement) and the Nicodama Credit Agreement (as that term is defined in the Novation Agreement); and

          (f) no Default or Event of Default shall have occurred and be continuing, and the Administrative Agent shall have received a certificate of an officer of the Borrower to that effect.

         The Administrative Agent shall forthwith advise the Borrower when all of the foregoing conditions in this Section 3 have been satisfied.

4.       Representations and Warranties

         The Borrower hereby represents and warrants to the Lenders that the applicable representations and warranties contained in Section 8.1 of the Credit Agreement, as amended by this Second Amending Agreement, are true and accurate in all material respects as if made on the date of this Second Amending Agreement.

5.       Confirmation

         Each of the parties hereto acknowledges and agrees that the Credit Agreement, as amended by this Second Amending Agreement, and all other Documents are and will continue to be in full force and effect, and are hereby ratified and confirmed, and the rights and obligations of all parties thereunder will not be affected in any manner by the provisions of this Second Amending Agreement, except as expressly provided in Section 2 of this Second Amending Agreement.

6.       Further Assurances

         The Borrower will from time to time forthwith, and at the Borrower's own cost and expense, do, make, execute and deliver, or cause to be done, made, executed and delivered, all such further documents, financing statements, assignments, acts, manners and things which may be reasonably required by the Administrative Agent and are consistent with the intention of the parties hereto as evidenced herein, with respect to all matters arising under this Second Amending Agreement or the Amended Credit Agreement.

7.       Expenses

         Without in any way limiting the provisions of Section 12.1 of the Credit Agreement, the Borrower will be liable for all reasonable expenses of the Administrative Agent and the Lenders, including legal fees, the fees and expenses of the Administrative Agent and other out-of-pocket expenses, in connection with the negotiation, preparation, execution and delivery of this Second Amending Agreement.

8.       Counterparts

         This Second Amending Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original, and all of which when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF the parties hereto have caused this Second Amending Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

                                 KEYSPAN ENERGY DEVELOPMENT CO., as Borrower

                                 Per:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 Per:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 ROYAL BANK OF CANADA, in its capacity as Administrative Agent

                                 Per:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 Per:
                                     -------------------------------------------
                                     Name:
                                     Title:

                          ROYAL BANK OF CANADA, as a Lender

                          Per:
                              --------------------------------------------------
                              Name:
                              Title:

                          Per:
                              --------------------------------------------------
                              Name:
                              Title:











This page is attached to and forms part of a Second Amending Agreement dated as of December __, 2000 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, The Chase Manhattan Bank of Canada, Bank of Montreal, Bank One Canada and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

                              THE CHASE MANHATTAN BANK OF CANADA, as a Lender

                              Per:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                              Per:
                                  ----------------------------------------------
                                  Name:
                                  Title:










 This page is attached to and forms part of a Second Amending Agreement dated as of December __, 2000 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, The Chase Manhattan Bank of Canada, Bank of Montreal, Bank One Canada and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

                                BANK OF MONTREAL, as a Lender

                                Per:
                                    --------------------------------------------
                                    Name:
                                    Title:
                                Per:
                                    --------------------------------------------
                                    Name:
                                    Title:



 This page is attached to and forms part of a Second Amending Agreement dated as of December __, 2000 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, The Chase Manhattan Bank of Canada, Bank of Montreal, Bank One Canada and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

                                  BANK ONE CANADA, as a Lender

                                  Per:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  Per:
                                      ------------------------------------------
                                      Name:
                                      Title:



 This page is attached to and forms part of a Second Amending Agreement dated as of December __, 2000 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, The Chase Manhattan Bank of Canada, Bank of Montreal, Bank One Canada and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.

                               ALBERTA TREASURY BRANCHES, as a
                               Lender

                               Per:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                Per:
                                    --------------------------------------------
                                    Name:
                                    Title:


 This page is attached to and forms part of a Second Amending Agreement dated as of December __, 2000 among Keyspan Energy Development Co. as Borrower, Royal Bank of Canada, The Chase Manhattan Bank of Canada, Bank of Montreal, Bank One Canada and Alberta Treasury Branches as Lenders and Royal Bank of Canada as Administrative Agent.